Exhibit 99.1

 INVESTOR EVENT  Shaping the Future of Cardiovascular Care:  Innovative Technologies. Improved Outcomes.

 Forward Looking Statements   Forward Looking Statements      Notice Regarding Forward-Looking Statements      This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows,  business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.   2

AngioDynamics

We are a dynamic, diversified medical technology company committed to expanding treatment options and improving patient outcomes and quality of life by focusing on cardiovascular disease and cancer. Our execution strategy is built on innovative R&D, clinical and regulatory pathway expansion, and customer centric sales performance.

Cardiovascular Disease Causes 1 in 3 Deaths Globally[1]

523M diagnosed in 2020
~19 million deaths[2]



Cancer Causes 1 in 6 Deaths Globally[3]

19.3M diagnosed in 2020
~10 million deaths[5]



- $271M Fiscal 2024 Pro Forma Revenue[5]
- Projected positive adj. EBITDA for FY2025[5]
- 2 Global Reporting Segments: Med Tech & Med Device
- High growth Med Tech segment has grown to more than 40% of our total revenue[5]
- Med Tech segment comprises 3 innovative platform technologies
- Strong balance sheet

Cardiovascular

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 AngioDynamics Summary  AngioDynamics Summary  4

AngioDynamics Cardiovascular Portfolio

Differentiated technologies and a comprehensive portfolio enable us to be a strong competitor within high growth Cardiovascular Disease market

	Cardiovascular Disease		Cancer
Med Tech	Venous Thromboembolism (VTE) $5.3B US TAM* ANGIOVAC ALPHAVAC	Peripheral Artery Disease (PAD) $760M US TAM* AURYON	Prostate Care $780M US TAM* NANOKNIFE Irreversible Electroporation (IRE) PROSTATE
Med Device	Uni-Fuse, Mariner, ADX, VenaCure EVLT, Soft-Vu, Accu-Vu, MINI STICK MAX		SmartPort+, Solero, Habib 4X, IsoLoc

* Management estimates & industry sources

Cardiovascular

5

AngioDynamics

Our demonstrated successful execution in portfolio optimization, clinical and regulatory expansion, and product introductions drives growth…



~15%
MedTech Revenue Contribution
~45%
Total Addressable Markets
FY2018
$1.3B
FY2021
$3.0B
FY2023
$6.0B
FY2025
$10.0B

Med Tech Growth



25% 5 Year CAGR
$41M
$56M
$79M
$96M
$106M
~$121-123M
FY20
FY21
FY22
FY23
FY24
FY25
EST

Cardiovascular Growth



34% 5 Year CAGR
$24M
$41M
$63M
$78M
$82M
~$100M
FY20
FY21
FY22
FY23
FY24
FY25
EST

Cardiovascular
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 VENOUS  ARTERIAL  7

Cardiovascular Arterial

With over 100,000 patients treated,[6] the Auryon Atherectomy System is projected in FY25 to exceed cumulative sales of $180M since its September 2020 launch [7]

MARKET DYNAMICS



Served
$500M
BSX
6%
ANGO
10%
ABT
38%
Auryon
~10%+
PHG
15%
MDT
31%

AURYON





0.9 mm
1.5 mm
1.7 mm
2.0 mm*
2.35 mm**

Treat all levels of calcification[8-10]

- Indicated for in-stent restenosis
- Treats above and below the knee (inc. below the ankle)

Protective of vessel wall[10-12]

- Targeted biological reactions to address risk of perforations
- Built-in aspiration to address risk of embolization

Ability to crack medial calcification[21]

- Shock waves break severe calcification, including medial arterial calcification
- Contributes to plaque modification that may help improve vessel compliance

Designed for hospital and lab[8-10,13]

- Portable, 110V outlet, low noise, touch screen
- Debulk in fewer passes

Cardiovascular
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AURYON PERIPHERAL ARTERY DISEASE (PAD)

Auryon's solid-state laser technology has three times more affinity for lesion material than vessel walls and is capable of treating all lesions types ATK, BTK[8-10] & ISR[**]





Intuitive, Windows-based touch screen

355 nm wavelength

10-25 ns pulse width

Aspiration capability and indicated for ISR and to aspirate thrombus adjacent to stenosis

Foot pedal for hands-free activation

Ability to treat ISR, CTO, Calcified, Fibrotic, Thrombus and Soft Plaque lesions, ATK and BTK

No calibration and minimal warm up time

Small and portable (29 in x 13 in x 37 in)

Lightweight (198.45 lbs.)

110 V power outlet

Cardiovascular

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Auryon Platform Technology

The Auryon System is designed to deliver an optimized wavelength, pulse width, and amplitude to remove lesions while preserving vessel wall endothelium[10,11,14]

EFFICIENT

- Does not require calibration before each procedure
- May eliminate the need for multiple catheters for a single procedure
- Has the potential to debulk with minimal passes

ADAPTABLE

- Treats all infrainguinal lesions[8,9,10]
- Treats infrainguinal lesions both above and below knee
- Has the ability to crack arterial calcium and prep the vessel[21]

SMART

- Performs targeted biological reaction to address the risk of perforations[22-23]
- Nonreactive to contrast media allowing simultaneous ablation and observation of fluoroscopy images
- Includes built-in aspiration to address the risk of embolization*

*2 and 2.35 mm catheters


Wavelength
Pulse width
Amplitude

Wavelength (nm)
The distance between 2 successive waves determines absorption rate and penetration depth

Pulse width (ns)
The duration of each pulse determines level of diffusion

Amplitude (mJ/mm^2)
The height of the wave determines power[10,11,13]

Why wavelength matters:[15-18]

- Each type of tissue interacts differently with a given wavelength[7,8]
- Longer wavelengths are absorbed at shallower depths than shorter wavelengths, resulting in lower photon energies[7,8,9,10]

Importance of pulse width and amplitude[15,17,19,20]

- Greater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs[10]
- To localize the effects to the target tissue without thermal damage, the energy delivered needs to be faster than the time it takes for the heat to diffuse

Cardiovascular

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Auryon Platform Technology

The Auryon System's dual method of action: Micro-CT Study[21]

CRACK calcium & **REMOVE** plaque with **ONE** technology

REMOVE

Intimal
Arterial Calcification



Mechanism #1

Intimal Plaque/Calcium Debulking

Works on removing different plaque morphologies, ATK – BTK and ISR



MODIFY

Medial
Arterial Calcification



Mechanism #2

Plaque/Calcium Modification

Photomechanical shockwaves penetrate the medial wall to crack/modify plaque to bring pulsatility (elasticity/compliance) back to aging vessels.




Pre
Post

This study was performed on cadavers, not on human subjects, and these results have not been validated in subsequent human research

Cardiovascular
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Auryon Platform Technology

The Auryon System's technology has demonstrated safety and efficacy in PAD and presents an opportunity to expand into additional disease states

PERIPHERAL ARTERY DISEASE (PAD)

- PATHFINDER Registry 12 Mo Published May 2024
- Auryon BTK Prospective Study Published May 2024

Safety, Efficacy & Versatility

→

MicroCT Pre-Clinical Study Published Dec. 2023

Established Secondary Mechanism of Action

→

AMBITION BTK

- Patient Enrollment Beginning Q2 CY 2025
- RCT: 224 Patients
- Registry: ~1,500 Patients

Auryon w/ Angioplasty vs. Angioplasty alone Below The Knee (BTK)

CORONARY ARTERY DISEASE (CAD)

Initial European Experience in Coronary Artery Disease

Promising Initial Study Results

→

~$900M US TAM*

PMA Consideration

Cardiovascular

12

 VENOUS  ARTERIAL  The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.  The AlphaVac cannula is indicated for the non-surgical removal of thrombi or emboli and aspiration of contrast media and other fluids from the vasculature. It is intended for use in the venous system and for the treatment of Pulmonary Embolism

Cardiovascular Venous

Venous Thromboembolism (VTE) represents an attractive, high growth, underpenetrated market opportunity

MARKET DYNAMICS


PE
$3B
TAM
$6B
Right
Heart
$120M
DVT
$3B

Pulmonary Embolism (PE)

- Mechanical Thrombectomy is estimated to have penetrated ~25% of the TAM [22]
- Mechanical Thrombectomy is expected to grow ~16% in 2025 [23]

Deep Vein Thrombosis (DVT)

- Mechanical Thrombectomy is estimated to have penetrated ~15% of the TAM [22]
- Mechanical Thrombectomy is expected to grow ~20% in 2025[23]

Right Heart

- Growth is driven by rising intravenous drug abuse, an aging population, and increased pacemaker prevalence
- More interventionalists embrace percutaneous techniques and the structural heart market is expanding

Cardiovascular
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 The AngioVac System allows for the continuous aspiration of embolic material such as thrombi and emboli from the venous system while simultaneously reinfusing the patient’s own filtered blood to limit procedural blood loss.  MULTIPLE TIP ANGLES  200, 850, 1800  Proprietary Funnel Design  Allows for Significant Clot Removal   Radiopaque Markers  Better Tip Visibility  Large-BORE Aspiration  42FR & 30FR Opening  The AlphaVac System allows for the controlled aspiration of embolic material such as thrombi and emboli from the venous system.  Thrombus Management  All-purpose technology platforms targeted at peripheral and cardiovascular thrombolytic events, including small and large vessels  15

AngioVac Technology

The only system that enables continuous aspiration and simultaneous reinfusion of blood, empowering physicians to treat more complex cases using minimally invasive techniques

Aspiration & Simultaneous Reinfusion



- On-circuit aspiration provides surgical results via percutaneous access by simultaneously reinfusing blood back in the patient's body, minimizing blood loss.

Proprietary Funnel

- Funnel tip design enables efficient clot aspiration and compression
- 18Fr (33Fr) & 22Fr (42Fr) options



- More than 100 publications on the use of the AngioVac system[24]
- Use of the device has been published for caval thrombi, cardiac masses and thrombi[25]

Cardiovascular

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 Actual procedure results, these images represent the experience of one institution and are not indicative of all procedural results.  Clot Removal  30 min.  *Dr. Keeling is a paid consultant of AngioDynamics  EMORY HOSPITAL – MIDTOWNDr. Brent Keeling* (CT)  17

AlphaVac Technology

Handle & Control Features

ALPHAVAC


MALE AND FEMALE CONNECTION
Ensures correct connection
DIRECTIONAL LABELS
Cannula | Waste Bag
SYRINGE BARREL
VOLUME LIMITING SWITCH
Intuitive location | Multiple glove sizes
ANGLED EXIT
Prevents large thrombus clog
DURABLE LABELS
Visible in low light environments
SPACER
Allows sterile blood path and confirms plunger passes shelf-life constraints
VACUUM LOCK
Controlled, single-hand design
ANGLED HILT
Easy access to vacuum lock
ROBUST DESIGN
Enables smooth pulls with contemporary design
TEXTURED GRIP
Enhances grip control

Cardiovascular

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ALPHAVAC



Proprietary FUNNEL

+

Manual Aspiration HANDLE

+

Advanced - Large Bore Aspiration CANNULA

=

Complete SYSTEM



ALPHAVAC
F18⁸⁵
PRE
OST
VTE History
angiodynamics

IU HEALTH

Dr. Thomas Casciani (IR)
& Dr. Sabah Butty* (IR)

*Dr. Butty is a paid consultant of AngioDynamics

Actual procedure results, these images represent the experience of one institution and are not indicative of all procedural results.

Only the AlphaVac $F18^{85}$ System is indicated for the treatment of pulmonary embolism (PE). The AlphaVac $F22^{20}$ and $F22^{180}$ Systems are not indicated for the treatment of PE.

Cardiovascular

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 Pulmonary Embolism Indication  Study Approval  March 2022  Enrolling  October 2022  Enrollment Complete  December 2023  Study Complete  January 2024  CE Mark Approval  May 2024  FDA Clearance  AlphaVac F1885 for PE  April 2024  Publication of APEX-AV Trial Results in JSCAI  January 2025  20  Only the AlphaVac F1885 System is indicated for the treatment of pulmonary embolism (PE) . The AlphaVac F2220 and F22180 Systems are not indicated for the treatment of PE.

APEX – AV Pivotal Study

AlphaVac F18^{85} received FDA clearance for PE following APEX-AV study demonstrating efficacy and significantly improved reduction in clot burden vs. competitive technologies

APEX-AV

Number of Sites	**25 US Sites**
Number of Patients	**122**
Timeline	**Oct. 2022 – Dec 2023**

Significant reduction in the RV/LV ratio[26]

- Significant improvement in the RV function
- 0% mortality rate[29]

Significant reduction in clot burden[26]

- Large funnel size (33 Fr) may aid in reducing the clot burden

Procedure efficiency

- 37.2 min mean procedure time[29]
- Atraumatic tip provides easy and efficient navigation in the Pas
- Ability to minimize blood loss[30]

	APEX (AlphaVac)	FLARE (FlowTriever)	EXTRACT-PE[28] (Indigo)
Reduction in Clot Burden	**35.5%**	9.3%	11.3%

Cardiovascular

Only the AlphaVac F18^{85} System is indicated for the treatment of pulmonary embolism (PE).
The AlphaVac F22^{20} and F22^{180} Systems are not indicated for the treatment of PE.

21

 AngioDynamics Summary  Our Med Tech segment operates in key markets with unique technologies that deliver proven clinical outcomes  We have a strong track record in portfolio management, R&D, clinical and regulatory expansion, and customer-centric sales & marketing  Our Med Device segment funds investments driving Med Tech growth  We maintain a debt-free, strong balance sheet  We expect to be Adj. EBITDA positive by FY2025 and cash flow positive by FY2026  Our company is positioned for sustainable revenue growth and profit for years to come  22

 Shaping the Future of Cardiovascular Care:  Innovative Technologies. Improved Outcomes.  INVESTOR EVENT

References

FULL RISK INFO: https://www.angiodynamics.com/about-us/risk-information

- Management estimates & industry sources

1. https://pmc.ncbi.nlm.nih.gov/articles/PMC10809869/#:~:text=Cardiovascular%20diseases%20have%20remained%20the,recorded%20in%202021%20%5B1%5D.
2. https://pmc.ncbi.nlm.nih.gov/articles/PMC10830426/#:~:text=In%202020%2C%20worldwide%2C%20an%20estimated,increase%20of%2018.7%25%20from%202010.
3. https://www.who.int/news-room/fact-sheets/detail/cancer#:~:text=Cancer%20is%20a%20leading%20cause,and%20rectum%20and%20prostate%20cancers.
4. https://pubmed.ncbi.nlm.nih.gov/33538338/#:~:text=Worldwide%2C%20an%20estimated%2019.3%20million,cancer%2C%20with%20an%20estimated%202.3
5. https://investors.angiodynamics.com/node/22881/html
6. AngioDynamics' J.P. Morgan Healthcare Conference Presentation https://investors.angiodynamics.com/static-files/f7e7b49f-744d-4169-9a66-95a78d2f1525. Published 2025
7. AngioDynamics' Cardiovascular Investor Presentation https://investors.angiodynamics.com/. Published 2005
8. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8.
9. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical's B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92.
10. Auryon. Instructions for use. AngioDynamics; 2019.
11. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.
12. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.
13. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published.
14. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644.
15. Akkus NI, Abdulbaki A, Jimenez E, Tandon N. Atherectomy devices: technology update. Med Devices (Auckl). 2015;8:1-10.
16. Rawlins J, Din JN, Talwar S, O'Kane P. Coronary intervention with the Excimer laser: review of the technology and outcome data. Interv Cardiol. 2016;11(1):27-32.
17. Jacques SL. Role of tissue optics and pulse duration on tissue effects during high-power laser irradiation. Appl Opt. 1993;32(13):2447-2454.
18. Beek JF, van der Meulen FW, Gijsbers GHM, Welch AJ, Hogervorst W, van Gemert MJC. Laser physics and laser-tissue interaction. Laser Surg Child. 1998;10-49.
19. Taylor RS, Higginson LAJ, Leopold KE. Dependence of the XeCl laser cut rate of plaque on the degree of calcification, laser fluence, and optical pulse duration. Lasers Surg Med. 1990;10(5):414-419.
20. Photonics Media. Shorter pulse widths improve micromachining. https://www.photonics.com/Articles/Shorter_Pulse_Widths_Improve_Micromachining/a54123. Published June 2013. Accessed March 20, 2020.
21. Rundback et al. Treatment effect of medial arterial calcification in below-knee after Auryon laser atherectomy using micro-CT and histologic evaluation. Cardiovasc Revasc Med. 2023 Jun 28;S1553-8389(23)00674-7.
22. Truist, Penumbra, Inc. September 12, 2021
23. Equity Research, Med Tech Cardiovascular, Multi Company Note – January 25, 2024
24. https://pubmed.ncbi.nlm.nih.gov/?term=AngioVac&sort=date
25. Moriarty JM, Rueda V, Liao M, Kim GHJ, Rochon PJ, Zayed MA, Lasorda D, Golowa YS, Shavelle DM, Dexter DJ. Endovascular Removal of Thrombus and Right Heart Masses Using the AngioVac System: Results of 234 Patients from the Prospective, Multicenter Registry of AngioVac Procedures in Detail (RAPID). J Vasc Interv Radiol. 2021 Apr;32(4):549-557.
26. Ranade M, Foster MT 3rd, Brady PS, Sokol SI, Butty S, Klein A, Maholic R, Safar A, Patel T, Zlotnick D, Gans D, Pollak J, Ferrera D, Stegman B, Basra S, Moriarty J, Keeling B. Novel Mechanical Aspiration Thrombectomy in Patients With Acute Pulmonary Embolism: Results From the Prospective APEX-AV Trial. J Soc Cardiovasc Angiogr Interv. 2024 Dec 27;4(1):102463.
27. Tu T, Toma C, Tapson VF, Adams C, Jaber WA, Silver M, Khandhar S, Amin R, Weinberg M, Engelhardt T, Hunter M, Holmes D, Hoots G, Hamdalla H, Maholic RL, Lilly SM, Ouriel K, Rosenfield K; FLARE Investigators. A Prospective, Single-Arm, Multicenter Trial of Catheter-Directed Mechanical Thrombectomy for Intermediate-Risk Acute Pulmonary Embolism: The FLARE Study. JACC Cardiovasc Interv. 2019 May 13;12(9):859-869.
28. Sista AK, Horowitz JM, Tapson VF, Rosenberg M, Elder MD, Schiro BJ, Dohad S, Amoroso NE, Dexter DJ, Loh CT, Leung DA, Bieneman BK, Perkowski PE, Chuang ML, Benenati JF; EXTRACT-PE Investigators. Indigo Aspiration System for Treatment of Pulmonary Embolism: Results of the EXTRACT-PE Trial. JACC Cardiovasc Interv. 2021 Feb 8;14(3):319-329.
29. Data on file
30. https://www.jscai.org/article/S2772-9303(24)02152-5/fulltext
31. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator's Manual. Version 28. 2019:1-56.

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